SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 18, 2000



                           Clarion Technologies, Inc.
             (Exact name of registrant as specified in its charter)



        Delaware                   0-24690                       91-1407411
       (State of            (Commission File Number)          (I.R.S. Employer
     Incorporation)                                          Identification No.)

  235 Central Avenue, Holland, Michigan                             49423
 (Address of principal executive offices)                        (Zip Code)



                                 (616) 494-8885
                         (Registrant's telephone number,
                              including area code)


                                Page 1 of 5 Pages
                           Exhibit Index is on Page 5

Item 4.   Changes in Registrant's Certifying Accountant.

   (a)  Previous independent accountants.

        (i) On April 18, 2000, Clarion Technologies, Inc. dismissed Perrin, Fordree & Company, P.C. as its independent accountant.

        (ii) The audit reports of Perrin, Fordree & Company, P.C. on the consolidated financial statements of Clarion Technologies, Inc. for the past two years did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

        (iii) The decision to change independent accountants was approved by the Board of Directors of Clarion Technologies, Inc.

        (iv) In connection with its audits for the two most recent fiscal years and any subsequent interim periods through April 18, 2000, there were no disagreements with Perrin, Fordree & Company, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Perrin, Fordree & Company, P.C., would have caused it to make reference to the subject matter of the disagreement in connection with its report.

        (v) During the two most recent fiscal years and through April 18, 2000, there have been no reportable events (as defined in Regulation S-B Item 304(a)(1)(iv)(B)).

   (b)  New independent accountants.

        The Registrant engaged Ernst & Young LLP as its new independent accountants as of April 18, 2000. During the two most recent fiscal years and through April 18, 2000, the Registrant has not consulted with Ernst & Young LLP regarding:

        (i) the application of accounting principles to a specified completed or contemplated transaction or the type of audit opinion that might be rendered on the Registrant's financial statements, and in no case was either written or oral report provided to Clarion Technologies, Inc. that Clarion Technologies, Inc. concluded was an important factor in reaching a decision as to an accounting, auditing or financial reporting issue; or

        (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item

               304 of Regulation S-B, or a reportable event required to be disclosed pursuant to Item 304(a)(1)(iv) of Regulation S-B.

   (c)  Letter from previous independent accountants.

        Attached as Exhibit 16 is a letter from Perrin, Fordree & Company, P.C., stating that it agrees with the statements contained in section (a) above.


Item 7.   Financial Statements and Exhibits

   (a) & (b)  Not Applicable

   (c)  Exhibits - See Exhibit Index




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
                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  April 18, 2000                        CLARION TECHNOLOGIES, INC.


                                              By: /s/ David W. Selvius
                                                  David W. Selvius
                                                  Chief Financial Officer




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
                                  EXHIBIT INDEX


Exhibit No.          Description
-----------          -----------
  16.1               Letter from Perrin, Fordree & Company, P.C. dated April 18,
                     2000

EXHIBIT 16.1


                         Perrin, Fordree & Company, P.C.
                          Certified Public Accountants
                                901 Wilshire Dr.
                                    Suite 400
                              Troy, Michigan 48084



April 18, 2000

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington D.C., 20549

Dear Commissioners:

     This is to confirm that the client-auditor relationship between Clarion Technologies, Inc. (Commission File No. 0-24690) and Perrin, Fordree & Company, P.C. has ceased. We have read and agree with the statements concerning our firm contained in Item 4 of Form 8-K of Clarion Technologies, Inc. dated April 18, 2000.

                                             Sincerely,

                                             PERRIN, FORDREE & COMPANY, P.C.


                                             /s/ Perrin, Fordree & Company, P.C.





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